SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             HORIZON OFFSHORE, INC.
              (Exact name of Registrant as specified in its charter)

                Delaware                                76-0494934
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

                       2500 City West Boulevard, Suite 2200
                              Houston, Texas  77042
               (Address of principal executive offices) (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-43565

        Securities to be registered pursuant to Section 12(g) of the Act:

                       Common Stock, $1.00 par value
                              (Title of Class)


              INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered

     The information required by this item is incorporated by reference to the description of capital stock provided under the heading "Description of Capital Stock" of the Registrant's Registration Statement on Form S-1, Registration No. 333-43965 (the "Registration Statement"), a copy of which is included as
Exhibit 4 hereto.

Item 2.   Exhibits

1.   Registrant's  Amended  and  Restated   Certificate   of
     Incorporation.   Incorporated  herein  by  reference to
     Exhibit 3.1 to the Registrant's Registration Statement.

2.   Registrant's  Bylaws. Incorporated herein by  reference
     to  Exhibit  3.2   to  the  Registrant's   Registration
     Statement.

3.   Specimen  of Common Stock  certificate  of  Registrant.
     Incorporated herein by reference to Exhibit 4.2 to the Registrant's Registration Statement.

4. Description of the Registrant's capital stock incorporated herein by reference to the description of capital stock under the heading "Description of Capital Stock" of the Registrant's Registration Statement.


                              SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                HORIZON OFFSHORE, INC.


                                By:/s/ Bill J. Lam
                                       Bill J. Lam
                                        President


Date:   January 21, 1998